                                                                  Exhibit 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statement on Form S-3 (No. 333-07575) of Chase Manhattan Bank USA, National Association of our report dated March 15, 2000 appearing as Exhibit 23.1 of this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------------
PRICEWATERHOUSECOOPERS LLP


New York, New York
March 15, 2000